Exhibit 99.1
P3 Health Partners Provides Preliminary 2025 Guidance and Announces Proposed Financing Transaction

Company provides preliminary 2025 guidance and advance notification of a proposed financing transaction to provide a $30 million unsecured promissory note

HENDERSON, NV—February 13, 2025—P3 Health Partners Inc. (“P3” or the “Company”) (NASDAQ: PIII), a patient-centered, physician-led population health management company, is providing preliminary revenue guidance for 2025 of $1.350 billion to $1.500 billion and Adjusted EBITDA of negative $(35) million to $5 million.

“The execution of our previously announced $130+ million EBITDA growth initiatives is going as planned, most of which have been actioned and implemented. Given our progress, we are targeting to be profitable in 2025. Additionally, we have highly supportive shareholders and the contemplated financing will provide adequate liquidity to fund expected working capital needs,” said Aric Coffman, CEO of P3. “Our business model remains fundamentally strong as we continue to drive value for our PCP partners, payors, and patients. We intend to issue full 2025 guidance at the time when we report our fourth quarter 2024 earnings results.”

The Company is currently engaged in discussions with its largest shareholder for a proposed financing transaction to provide an additional $30 million unsecured promissory note and warrants, on terms that are expected to be similar to the financing transaction completed in December 2024.  Any financing transaction remains subject to the approval of a committee of independent, disinterested directors of the Company and the negotiation and execution of definitive documentation.

This press release does not constitute an offer to sell or the solicitation of an offer to buy securities. Any securities offered by the Company will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
Fiscal 2025 Guidance

	Year Ended December 31, 2025
	Low	High
At-Risk Members(1)	108,000	118,000
Total Revenues (in millions)	$1,350	$1,500
Adjusted EBITDA(2) (in millions)	$(35)	$5
(1) See “Key Performance Metrics” for additional information on how the Company defines “at-risk members.”

(2) The Company is not able to provide a quantitative reconciliation of guidance for Adjusted EBITDA (loss). For more information regarding the non-GAAP financial measures discussed in this press release, please see “Non-GAAP Financial Measures” below.

The foregoing 2025 outlook statements represent management's current estimate as of the date of this release. Actual results may differ materially depending on a number of factors. Investors are urged to read the “Cautionary Note Regarding Forward-Looking Statements” included in this release. Management does not assume any obligation to update these estimates.

About P3 Health Partners (NASDAQ: PIII):
P3 Health Partners Inc. is a leading population health management company committed to transforming healthcare by improving the lives of both patients and providers. Founded and led by physicians, P3 has an expansive network of more than 3,100 affiliated primary care providers across the country. Our local teams of health care professionals manage the care of thousands of patients in 24 counties across four states. P3 supports primary care providers with value-based care coordination and administrative services that improve patient outcomes and lower costs. Through partnerships with these local providers, the P3 care team creates an enhanced patient experience by navigating, coordinating, and integrating the patient’s care within the healthcare system. For more information, visit www.p3hp.org and follow us on LinkedIn and Facebook.com/p3healthpartners.
Non-GAAP Financial Measures
In addition to the financial results prepared in accordance with accounting principles generally accepted in the U.S. ("GAAP"), this press release contains certain non-GAAP financial measures as defined by the SEC rules, including Adjusted EBITDA. EBITDA is defined as GAAP net income (loss) before (I) interest, (ii) income taxes and (iii) depreciation and amortization. Adjusted EBITDA is defined as EBITDA, further adjusted to exclude the effect of certain supplemental adjustments, such as (a) mark-to-market warrant gain/loss, (ii) premium deficiency reserves, (iii) equity-based compensation expense and (iv) certain other items that we believe are not indicative of our core operating performance. We believe these non‐GAAP financial measures provide an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other similar companies.
We do not consider these non‐GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non‐GAAP financial measures. In addition, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison.
Key Performance Metrics
In addition to our GAAP and non-GAAP financial information, the Company also monitors “at-risk members” to help us evaluate our business, identify trends affecting our business, formulate business plans and make strategic decisions. At-risk membership represents the approximate number of Medicare members for whom we receive a fixed percentage of premium under capitation arrangements as of the end of a particular period.
Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro-forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements address various matters, including the Company’s future expected growth strategy and operating performance; outlook as to total revenue, at-risk membership, and Adjusted EBITDA for the full year 2025; our ability to enhance our capabilities and achieve sustainable profitability; and a proposed financing transaction with our largest shareholder and the expected terms thereof, all of which reflect the Company’s expectations based upon currently available information and data. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected or estimated and you are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.
Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, our ability to continue as a going concern; our potential need to raise additional capital to fund our existing operations or develop and commercialize new services or expand our operations; our ability to achieve or maintain profitability; our ability to maintain compliance with our debt covenants in the future, or obtain required waivers from our lenders if future operating performance were to fall below current projections, and if there are material changes to management’s assumptions, we could be required to recognize non-cash charges to operating earnings for goodwill and/or other intangible asset impairment; our ability to identify and develop successful new geographies, physician partners, payors and patients; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to our services; our ability to fund our growth and expand our operations; changes in laws and regulations applicable to our business; our ability to maintain our relationships with health plans and other key payors; our ability to establish and maintain effective internal controls and the impact of the material weaknesses we have identified; our ability to maintain the listing of our securities on The Nasdaq Stock Market, LLC; increased labor costs; our ability to recruit and retain qualified team members and independent physicians; our ability to agree on terms and complete a financing transaction with our largest shareholder; and the factors described under Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 28, 2024, and in our subsequent filings with the SEC.
All information in this press release is as of the date hereof, and we undertake no duty to update or revise this information unless required by law. You are cautioned not to place undue reliance on any forward-looking statements contained in this press release.
Ryan Halsted
Investor Relations
Gilmartin Group
ir@p3hp.org